EXHIBIT 99.1

CINEDIGM APPOINTS RON CHEZ AS NEW LEAD DIRECTOR
 Appointment Strengthens Board with Relevant Business and Financial Expertise
Streamlined Board will be reduced to 5 Directors
 (Los Angeles and New York; July 15, 2015) Cinedigm Corp. (NASDAQ: CIDM) today announced it has appointed Ron Chez as Lead  Director to its Board of Directors, following one year as Strategic Advisor to the Company.
Ron Chez has served in the role of Strategic Advisor to the Company since July 2015. In this capacity, Mr. Chez advised Cinedigm on strategic transactions, operational issues and opportunities. Mr. Chez brings deep business and financial expertise to the Company.  Currently, Mr. Chez is the President and Sole Owner of Ronald L. Chez, Inc., a corporation that provides financial management consulting, and invests in public and private companies. He is Co-Chairman of Merriman Capital, and was the Chairman of EpiWorks, Inc., a manufacturer of compound semi-conductors based in Champaign, Illinois, that was recently acquired by II-VI, a public company.  Mr. Chez has been a director, officer, and co- founder of several private and public companies.
He is Chairman of the Chez Family Foundation, which has been involved in numerous philanthropic activities, including: the Chicago Youth Success Foundation (CYSF), which provided Chicago's Public High Schools with a broader range of extracurricular activities; The Chez Family Scholarship Fund, based at the University of Illinois, which assists economically disadvantaged students from the inner city; the Center for Urological Health at North Shore University Health Systems; and the Chez Center for Wounded Veterans in Higher Education, which is located at the University of Illinois.  Mr. Chez is also on the Advisory Board of the Wounded Warriors Foundation.  Mr. Chez is an Executive Producer of Woody Allen's theatrical releases, including the upcoming Café Society.  Chez graduated from the University of Illinois, Bronze Plaque with special honors, with a Bachelors of Arts degree in Political Science. He is a member of the Phi Beta Kappa Society.
"As a large shareholder for roughly 4 years and a Strategic Advisor for the last year, Ron has a keen understanding of the Company and the changing industry tides we have been navigating, regularly providing strategic insights and advice on both the financial and operational front,"  said Chris McGurk, Chairman and Chief Executive Officer. "Ron is a tireless advocate for our common shareholders and we are pleased to have him join the Board as Lead Director."
"Clearly, Cinedigm has faced challenges recently," said Chez.  "However, I believe significant upside opportunities for success exist and, as Lead Director, I intend to work closely with Chris,

the rest of the Board and senior management team to ensure we provide the support and environment that is necessary for management to achieve success and enhance shareholder value."

Also, effective immediately, the Cinedigm Board will be reduced to 5 Directors. This will streamline the Board process while also further improving efficiency. Blair Westlake and Martin O'Connor have resigned from the Board to achieve this reduction.
"This streamlining will further improve Board efficiency and I am confident the Board is fully aligned with shareholder interests." added McGurk. On behalf of the Board and management, I want to thank Martin O'Connor and Blair Westlake for recognizing the need for this streamlining, as well as their tireless service on behalf of the Company. We wish them the best in their future endeavors."

About Cinedigm
Cinedigm is a leading independent content distributor in the United States, with direct relationships with thousands of physical retail storefronts and digital platforms, including Wal-Mart, Target, iTunes, Netflix, and Amazon, as well as the national Video on Demand platform on cable television. The company's library of films and TV episodes encompasses award-winning documentaries from Docurama Films®, next-gen Indies from Flatiron Film Company®, acclaimed independent films and festival picks through partnerships with the Sundance Institute and Tribeca Films and a wide range of content from brand name suppliers, including Scholastic, Shout! Factory, Hallmark, Jim Henson and more.
 Additionally, given Cinedigm's infrastructure, technology, content and distribution expertise, the Company has rapidly become a leader in the quickly evolving over-the-top digital network business. Cinedigm's first channel, DOCURAMA, launched in May 2014, and is currently available on iOS, Roku, Xbox and Samsung, with additional platforms currently being rolled out. Cinedigm launched CONtv, a Comic Con branded channel in partnership with WIZARD WORLD, on March 3, 2015. The Company's third OTT channel, DOVE CHANNEL, launched on September 15, 2015 and is a digital streaming subscription service targeted to families and kids seeking high quality and family friendly content approved by Dove Foundation.
Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. [CIDM-F]
Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates," "intends,'' "plans,'' "could," "might," "believes," "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
Cinedigm intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. CINEDIGM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Cinedigm, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Cinedigm stockholders in connection with the matters to be considered at Cinedigm's 2015 Annual Meeting. Information about Cinedigm's directors and executive officers is available in Cinedigm's Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the SEC on June 30, 2015. To the extent holdings of Cinedigm's securities by such directors or executive officers have changed since the amounts printed in the 2015 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Cinedigm's 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Cinedigm with the SEC free of charge at the SEC's website at www.sec.gov. Copies also will be available free of charge at Cinedigm's website at www.cinedigm.com under Investor Relations or by writing to Cinedigm Corp. at 920 Broadway, 9th Floor, New York, NY 10010.
Cinedigm Investor Relations:
Jill Newhouse Calcaterra
Office 424-281-5417
Mobile 310-466-5135
jcalcaterra@cinedigm.com